UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-201017	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

(717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.

Riverview Financial Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 21, 2017, at which the Company’s shareholders were asked to vote on the following issues: (1) the election of three (3) Class 1 directors to serve a three-year term ending in 2020; (2) the proposed amendment of Article 5 of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock that the Company may issue from five (5) million shares to twenty (20) million shares; (3) the proposed amendment of Article 5 of the Company’s Articles of Incorporation to authorize 1,348,809 shares of a new class of non-voting common stock; and (4) the ratification of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Board of Directors approved April 14, 2017 as the Annual Meeting record date for the determination of those shareholders that were entitled to notice and vote at the Annual Meeting. As of the record date there were 3,518,351 outstanding shares of common stock. A total of 2,697,052 shares of common stock were voted at the Annual Meeting either in person or by proxy.

The following is a summary of the voting results for the matters presented to the shareholders:

Proposal 1 – Election of Directors.

Nominee	For	Withheld	Broker Non-Votes
Brett D. Fulk	2,208,405	98,269	390,378
Howard R. Greenawalt	2,200,649	106,025	390,378
William C. Yaag	2,200,649	106,025	390,378

Proposal 2 – Ratification of the proposed amendment of Article 5 of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock that the Company may issue from five (5) million shares to twenty (20) million shares.

For	Against	Abstain	Broker Non-Votes
2,263,608	256,504	167,133	9,807

Proposal 3 – Ratification of the proposed amendment of Article 5 of the Company’s Articles of Incorporation to authorize 1,348,809 shares of a new class of non-voting common stock.

For	Against	Abstain	Broker Non-Votes
1,963,351	237,830	105,493	390,378

Proposal 4 – Ratification of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017

For	Against	Abstain
2,665,433	7,327	24,292

Item 8.01 Other Events

On June 21, 2017, Riverview Financial Corporation held its Annual Meeting. The presentation for the Annual Meeting, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Description

99.1	Riverview Financial Corporation Annual Meeting Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto, duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: June 22, 2017	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer

Exhibit 99.1

Riverview Financial Corporation Annual Meeting Presentation